Exhibit 99.2

Elme Strategic Alternatives Review Process FAQ	August 4, 2025

1.	Can you provide more detail on the strategic review process? What other alternatives did the Company consider? Why did Elme determine that a sale and liquidation was the best course of action?

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The Board, with the assistance of a dedicated Transaction Committee comprised of independent trustees, conducted a thorough evaluation of a range of potential strategic alternatives, including continuing its current business strategy and potential ways to accelerate growth through acquisitions or joint ventures, as well as prospects for the sale of the Company as a whole, portfolio sales and a liquidation of the Company, with the goal of making an informed determination of the course of action that the Board believes provides the best opportunity for maximizing value for shareholders.

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Following the public announcement in February of the Board’s formal strategic review process, our financial advisors engaged with more than 80 potential counterparties, including pension funds, insurance companies, institutional advisors, financial sponsors, multifamily managers, sovereign wealth funds, family offices and other public REITs.

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During the course of the strategic review process, as it evaluated other potential strategic alternatives, the Transaction Committee and the Board also discussed and considered the Company’s future business prospects and the work the Company had already undertaken to scale its portfolio and reduce its cost of capital, as well as potential challenges of continuing to operate the Company as a stand-alone entity, including among others, the Company’s relatively small scale compared to other publicly traded multifamily REITs, challenges raising capital through the sale of common shares in a manner that is not dilutive to existing shareholders; and the need for additional capital to grow the Company’s business and the challenges raising additional capital and making accretive acquisitions relative to the Company’s cost of capital.

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The strategic review process did not produce a viable offer on an entity level basis at a price that the Transaction Committee and the Board considered more attractive relative to the combination of the Portfolio Sale Transaction and the liquidating distributions that the Company expects to make in connection with the Plan of Sale and Liquidation.

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After conducting this review process, and evaluating a number of different strategic alternatives, and after considering a number of other factors that will be further described in our upcoming proxy statement filing in connection with the proposed transactions, including the price levels of offers and indications of interest received from third parties, the Board unanimously determined that the combination of the sale of assets to Cortland and future sales of the remaining assets is most likely to result in the greatest value for shareholders as compared to the Company’s other strategic alternatives, including continuing to operate the business as an independent going concern.

•	The Board unanimously determined that these proposed transactions are advisable and in the best interests of the shareholders.

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Additional detail regarding the Board’s strategic review process will be included in our proxy statement that will be prepared in connection with the proposed transactions and which will be filed with the SEC in due course.

2.	Did Elme consider other potential buyers of the assets other than Cortland? How many? How many strategic? Financial? Who were they? What were the proposed terms?

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As noted above, following the public announcement of the Board’s formal strategic review process, our financial advisors engaged with more than 80 potential counterparties, including pension funds, insurance companies, instructional advisors, financial sponsors, multifamily managers, sovereign wealth funds, family offices and other public REITs.

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Our evaluation process was robust, underpinning the Board’s unanimous determination that the combination of the sale of assets to Cortland and future sales of remaining assets is most likely to result in the greatest value for shareholders as compared to the Company’s other strategic alternatives, including continuing to operate the business as an independent going concern.

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The proxy statement we expect to file with the SEC in connection with the proposed transactions will contain additional information about the Board’s strategic review process, including additional information as to how the Cortland transaction came together and other alternatives considered by the Board as part of its process.

3.	When should shareholders expect to receive proceeds?

•	The Company intends to make an Initial Special Distribution to shareholders following the closing of the Portfolio Sale Transaction, which is currently expected to close in the fourth quarter of 2025, subject to the receipt of shareholder approval and satisfaction of other customary closing conditions.

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If shareholders approve the plan of sale and liquidation, the Company expects to make additional distributions to shareholders over time following the sales of Elme’s nine remaining multifamily assets and Watergate 600.

4.	When will shareholders receive the next regular quarterly cash distribution payout? Will Elme continue to pay quarterly cash distributions?

•	A quarterly distribution of $0.18 per share was paid on July 3, 2025, to shareholders of record as of June 17, 2025.

•	The Board also announced that it has declared a quarterly distribution of $0.18 per share to be paid on October 3, 2025, to shareholders of record as of September 17, 2025.

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The quarterly cash distribution is separate from and in addition to any distributions expected to be paid in connection with the closing of the sale to Cortland or any subsequent sales of remaining assets.

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Following the closing of the Portfolio Sale Transaction and payment of the initial special distribution and the announced quarterly distribution, the Company expects to suspend its regular quarterly distributions and will instead make future liquidating distributions in connection with future sales.

5.	Will the net proceeds distributed to shareholders from the liquidation include the initial special distribution from the Portfolio Sale Transaction? Is that separate?

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If shareholders approve the Portfolio Sale Transaction and the plan of sale and liquidation, shareholders can expect to receive several different distributions at different times in connection with completion of property sale transactions.

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The Company intends to make an initial special distribution to shareholders following closing of the Portfolio Sale Transaction, using the net proceeds from the Portfolio Sale Transaction and the proceeds from new debt the Company intends to incur in connection with the Company’s remaining assets.

•	The Company expects to make additional distributions to shareholders over time in connection with the sales of the Company’s nine remaining multifamily assets and Watergate 600.

6.	When do you expect to file your preliminary proxy?

•	As soon as reasonably practicable.

7.	When is the Special Meeting?

•	The Special Meeting to be convened for the purpose of approving the proposed Portfolio Sale and the proposed plan of sale and liquidation will be announced in due course.

•	The Special Meeting is currently expected to take place later this fall.

8.	What assets are included in the sale to Cortland?

•	The properties being acquired by Cortland are:

•	Cascade at Landmark, 300 Yoakum Parkway, Alexandria, VA 22304

•	Clayborne, 820 South Columbus Street, Alexandria, VA 22314

•	Elme Alexandria, 205 Century Place, Alexandria, VA 22304

•	Bennett Park, 1601 Clarendon Boulevard, Arlington, VA 22209

•	Park Adams, 2000 N Adams Street, Arlington, VA 22201

•	The Maxwell, 4200 North Carlin Springs Road, Arlington, VA 22203

•	The Paramount, 1425 South Eads Street, Arlington, VA 22202

•	The Wellington, 1850 Columbia Pike, Arlington, VA 22204

•	Trove, 1201 South Ross St, Arlington, VA 22204

•	Roosevelt Towers, 500 North Roosevelt Boulevard, Falls Church, VA 22044

•	Elme Dulles, 13690 Legacy Circle, Herndon, VA 20171

•	Elme Herndon, 2511 Farmcrest Drive, Herndon, VA 20171

•	Elme Leesburg, 86 Heritage Way NE, Leesburg, VA 20176

•	Elme Manassas, 10519 Lariat Lane, Manassas, VA 20109

•	The Ashby at McLean, 1350 Beverly Road, McLean, VA 22101

•	Yale West, 443 New York Avenue NW, Washington, DC 20001

•	Elme Druid Hills, 2696 N Druid Hills Rd, Atlanta, GA 30329

•	Elme Cumberland, 8 Cumberland Way SE, Smyrna, GA 30080

•	Elme Eagles Landing, 860 Rock Quarry Road, Stockbridge, GA 30281

•	Elme subsequently intends to sell its remaining nine multifamily assets, as well as Watergate 600.

9.	Are there any regulatory approvals required? Do you foresee any regulatory issues?

•	We do not believe the proposed Portfolio Sale Transaction requires any regulatory approvals. An HSR filing is not required.

•	We anticipate that the Cortland transaction will be completed in the fourth quarter, pending approval from Elme shareholders and satisfaction of other customary closing conditions.

10.	What level of shareholder support is required to approve the transaction and plan?

•	The vote of a majority of all the votes entitled to be cast is required to approve each of the proposed 19-property Portfolio Sale Transaction and the plan of sale and liquidation.

11.	When is the Portfolio Sale Transaction expected to close?

•	Subject to receipt of shareholder approval, and satisfaction of the other closing conditions, we expect to complete the Portfolio Sale to Cortland in the fourth quarter of 2025.

12.	What is a Plan of Sale and Liquidation?

•	This plan contemplates the orderly winding down and voluntary liquidation of Elme through the sale or disposition of all the Company’s assets and eventual dissolution of the Company.

•	The plan of sale and liquidation is subject to approval by Elme shareholders.

13.	When do you expect to begin to market the remaining properties? Have you already received bids for any of the remaining assets? Are you currently in talks with any buyers?

•	Elme intends to begin the process of marketing for sale its remaining nine multifamily assets, as well as Watergate 600, in the near future.

•	The Company intends to commence the sales of these remaining assets with a view toward completing these asset sales within the next 12 months.

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Certain of these remaining assets sales are likely to move forward regardless of the outcome of the shareholder votes on the Portfolio Sale Transaction and the plan of sale and liquidation, subject to the acceptability of pricing and other terms.

•	Of course, the exact timing of future sales and additional distributions is uncertain.

14.	How did you determine the estimate provided for the proceeds for the sale of the remaining assets?

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The Company’s distribution estimates with respect to the remaining asset sales are subject to a number of assumptions, which will be more fully described in the Company’s proxy statement to be filed in connection with the proposed transactions.

15.	What is the expected timeframe implied by the current estimate of liquidation value?

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The Company intends to begin the process of marketing for sale the remaining assets with a view toward completing these asset sales within the next 12 months, but the timing of these future sales and additional distributions is uncertain.

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The assumptions and estimates, which will be more fully described in the Company’s proxy statement that will be prepared in connection with the proposed transactions, including assumptions regarding the time it will take to sell the remaining assets, may not prove to be accurate, which could cause actual distributions to be less or more than this estimated range.

16.	When do you expect a Liquidating Trust to be set up?

•	In the event shareholders approve the plan of sale and liquidation, the Company will implement the plan of sale and liquidation, and sell its remaining assets.

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The plan of sale and liquidation provides that the Board may at any time transfer the Company’s remaining assets and obligations to a liquidating trust if it determines that such contribution is advisable.

•	Please refer to the Company’s Form 8-K filed with the SEC on August 4, 2025 for a copy of the plan of sale and liquidation.

•	The terms of the plan of sale and liquidation also will be described in the Company’s proxy statement to be filed in connection with the transactions.

17.	What ongoing G&A and interest expense level should be expected for remaining assets? Will there be any changes to compensation and overhead through the liquidation date?

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We expect some changes will be made to expenses as we conduct the sales of the remaining assets and begin to reduce the size of the Company. The Company’s current estimate of the net proceeds from the sale of these remaining assets is based on a number of estimates and assumptions, including with respect to estimated expenses and payment of liabilities. Additional information regarding these estimates and assumptions will be more fully described in the Company’s proxy statement to be filed in connection with the proposed transactions.

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In addition, at some point in the future to be determined by the Elme board of trustees, the Company expects to voluntarily delist its common shares from the NYSE in order to reduce operating expenses and maximize liquidating distributions.

18.	Who will oversee future sales? Will there be additional, smaller portfolio sales?

•	Elme and its Board will continue to oversee and coordinate the future sales of remaining assets after completion of the Portfolio Sale Transaction.

Additional Information and Where to Find It

This communication relates to the Proposed Transactions, and may be deemed to be solicitation material in respect of the Proposed Transactions. In connection with the Proposed Transactions, Elme intends to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). The Proxy Statement will be sent to all shareholders of Elme. Elme will also file other documents regarding the Proposed Transactions with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF ELME ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and shareholders of Elme may obtain copies of the Proxy Statement and other documents that are filed or will be filed by Elme with the SEC, free of charge, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Elme with the SEC will also be available, free of charge, on Elme’s website at www.elmecommunities.com or upon written request to Investor Relations, Elme Communities 7550 Wisconsin Ave, Suite 900, Bethesda, MD 20814.

Forward-Looking and Cautionary Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: the satisfaction or waiver of other conditions to closing the Portfolio Sale Transaction pursuant to the Purchase and Sale Agreement; the possibility that Elme’s shareholders do not approve the Portfolio Sale Transaction and/or plan of sale and liquidation (the “Plan of Sale and Liquidation” and together with the Portfolio Sale Transaction, the “Proposed Transactions”) or that other conditions to the closing on all 19 of the properties included in the Portfolio Sale Transaction are not satisfied or waived at all or on the anticipated timeline; unanticipated difficulties or expenditures relating to the Proposed Transactions; changes in the amount and timing of the total liquidating distributions, including as a result of unexpected levels of transaction cost, delayed or terminated closings, liquidation costs or unpaid or additional liabilities and obligations; the inability to close our proposed new debt financing on the terms or timeline or for the amount anticipated; fees associated with the repayment of our existing indebtedness; the possibility of converting to a liquidating trust or other liquidating entity; the ability of our board of trustees to terminate the Plan of Sale and Liquidation, whether or not approved by shareholders; the response of our residents, tenants and business partners to the announcement of the Proposed Transactions; potential difficulties in employee retention as a result of announcement of the Proposed Transactions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Portfolio Sale Transaction; the outcome of legal proceedings that may be instituted against Elme, its trustees and others related to the Proposed Transactions; the risk that disruptions caused by or relating to the Proposed Transactions will harm Elme’s business, including current plans and operations; risks relating to the market value of Elme’s common shares, including following approval of the Proposed Transactions by our shareholders; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Proposed Transactions; restrictions during the pendency of the Portfolio Sale Transaction that may impact Elme’s ability to pursue certain business opportunities or strategic transactions; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of Elme’s properties and potential illiquidity of Elme’s remaining real estate investments); whether or not the sale of one or more of Elme’s properties may be considered a prohibited transaction under the Internal Revenue Code of 1986, as amended; Elme’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; the occurrence of any event, change or other circumstances that could give rise to the termination of one or both of the Proposed Transactions; the risks associated with ownership of real estate in general and our real estate assets in particular; general economic and market developments and conditions; and volatility and uncertainty in the financial markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Elme’s businesses in the “Risk Factors” section of Elme’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Elme from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. While forward-looking statements reflect Elme’s good faith beliefs, they are not guarantees of future performance. Elme undertakes no obligation to update its forward-looking statements or risk factors to reflect new information, future events, or otherwise.

Participants in the Solicitation

Elme, certain of its trustees, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Elme’s shareholders in connection with the Proposed Transactions. Information about Elme’s trustees and executive officers and their ownership of Elme’s common shares is set forth in Elme’s proxy statement for its Annual Meeting of Shareholders on Schedule 14A filed with the SEC on April 17, 2025. To the extent that holdings of Elme’s securities have changed since the amounts reported in Elme’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Transactions may be obtained by reading the Proxy Statement regarding the Proposed Transactions when it becomes available. You may obtain free copies of these documents using the sources indicated above.